Exhibit 10.30

SECOND MODIFICATION
TO
REVOLVING LINE OF CREDIT PROMISSORY NOTE

This Second Modification to Revolving Line of Credit Promissory Note (this “Modification”), dated as of February 2, 2017, is by and among PLANET PAYMENT, INC., a Delaware corporation (“Parent”), PLANET PAYMENT PROCESSING SERVICES, INC., a Delaware corporation, (“PPPS”), and PLANET GROUP, INC., a Delaware corporation (“PGI”) (each of Parent, PPPS, and PGI individually a “Borrower” and collectively the “Borrowers”), and CITIZENS BANK, N.A. (the “Bank”).

RECITALS

A.The Bank is the holder of that certain Revolving Line of Credit Promissory Note dated as of June 10, 2015, as amended by that certain First Modification to Revolving Line of Credit Promissory Note, dated as of January 28, 2016, made by Borrower in the principal amount of $20,000,000 (as the same may be further amended, modified, or restated from time to time, collectively, the “Note”).

B.The Borrowers and the Bank desire to further modify the Note in order to increase the stated principal amount of such Note from $20,000,000 to $30,000,000, subject to the terms and conditions of this Modification.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Note is hereby modified by deleting each instance of the amount “$20,000,000” and replacing such amount with “$30,000,000”.

2. Each Borrower hereby represents and warrants to the Bank, which representations and warranties shall survive the execution and delivery hereof, that on and as of the date hereof and after giving effect to this Modification:   (i) such Borrower has the corporate power and authority to execute, deliver, and perform its obligations under the Note, as modified by this Modification; (ii) this Modification has been duly authorized by all necessary corporate action of such Borrower; and (iii) the Note, as modified by this Modification, constitutes the legal, valid, and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity.

3. This Modification shall be attached to and made a part of the Note.

4. All other terms, provisions, and conditions of the Note, as modified hereby, are hereby confirmed, ratified, and approved, and each Borrower hereby acknowledges and confirms that the Note, as modified hereby, remains in full force and effect in accordance with the terms thereof as modified hereby. It is the intention of the Bank and the Borrowers that the execution and delivery of this Modification does not effectuate a novation of the obligations of the Borrowers to the Bank under the Note, but merely serves as a modification of certain terms of such obligations.

5. This Modification shall be governed as to validity, interpretation, and effect by the laws of the State of Delaware without regard to the conflicts of laws provisions contained therein.

6. This Modification may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally effective and enforceable as a signed original for all purposes.

7. This Modification shall be binding upon the Borrowers and their respective successors and permitted assigns and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.  No Borrower shall assign its rights, obligations, or duties hereunder without the prior written consent of the Bank.

[Signature Pages Follow]

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS:	PLANET PAYMENT, INC., a Delaware corporation

/s/ Andrea C. Lambert	By:	/s/ David R. Fishkin	(SEAL)
Andrea C. Lambert Vice President, Finance		David R. Fishkin Senior Vice President and Secretary

WITNESS:	PLANET PAYMENT PROCESSING SERVICES, INC., a Delaware corporation

/s/ Andrea C. Lambert	By:	/s/ David R. Fishkin	(SEAL)
Andrea C. Lambert Vice President, Finance		David R. Fishkin Secretary

WITNESS:	PLANET GROUP, INC., a Delaware corporation

/s/ Andrea C. Lambert	By:	/s/ David R. Fishkin	(SEAL)
Andrea C. Lambert Vice President, Finance		David R. Fishkin Secretary

WITNESS:	CITIZENS BANK, N.A.

/s/ Edward Winslow	By:	/s/ Benjamin B. Rogers	(SEAL)
Edward Winslow Senior Vice President		Benjamin B. Rogers Vice President